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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   ----------


                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (date of earliest event reported):  September 8, 1998



                            THE LAMSON & SESSIONS CO.
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             (Exact name of registrant as specified in its charter)



          OHIO                           1-313                34-0349210
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(State or other jurisdiction         (Commission)            (IRS Employer
      of incorporation)               File Number)         Identification No.)

25701 Science Park Drive,                                      44122-7313
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Cleveland, Ohio                                                (Zip Code)
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(Address of principal executive offices)



Registrant's telephone number, including area code:        (216) 464-3400
                                                    ----------------------------

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          (Former name or former address, if changed since last report)




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ITEM 5.  OTHER EVENTS.
         -------------

         On September 8, 1998, the Directors of The Lamson & Sessions Co. (the "Company") declared a dividend distribution of one right (a "Right") for each Common Share, without par value (the "Common Shares"), of the Company outstanding at the close of business on September 20, 1998 (the "Record Date"), pursuant to the terms of a Rights Agreement, dated as of September 8, 1998 (the "Rights Agreement"), between the Company and National City Bank, as Rights Agent. The Rights Agreement also provides, subject to specified exceptions and limitations, that Common Shares issued or delivered from the Company's treasury after the Record Date will be entitled to and accompanied by Rights. The Rights are in all respects subject to and governed by the provisions of the Rights Agreement, a copy of which (including all exhibits thereto) is filed as Exhibit
4.1 hereto and incorporated herein by this reference. A summary description of the Rights is set forth in Exhibit C to the Rights Agreement.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.
         ----------------------------------

         (a)      Financial Statements of Business Acquired:  N/A
                  -----------------------------------------

         (b)      Pro Forma Financial Information:  None
                  -------------------------------

         (c)      Exhibits:
                  --------

                  Exhibit
                  Number            Exhibit
                  ------            -------

                  4.1 Rights Agreement (including a Form of Certificate of Adoption of Amendment as Exhibit A thereto, a Form of Right Certificate as Exhibit B thereto and a Summary of Rights to Purchase Preferred Stock as Exhibit C thereto), incorporated by reference to Exhibit 4.1 to the Company's Registration Statement on Form 8-A filed September 9, 1998

                  99.1 Form of letter to stockholders, dated September, 1998, incorporated by reference to Exhibit 99.1 to the Company's Registration Statement on Form 8-A filed September 9, 1998




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                         THE LAMSON & SESSIONS CO.



                                         By: /s/ James J. Abel
                                            ------------------------------------
                                            Name: James J. Abel
                                            Title: Secretary


Dated: September 9, 1998


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                                INDEX TO EXHIBITS
                                -----------------




        EXHIBIT
        NUMBER          EXHIBIT
        ------          -------

          4.1 Rights Agreement (including a Form of Certificate of Adoption of Amendment as Exhibit A thereto, a Form of Right Certificate as Exhibit B thereto and a Summary of Rights to Purchase Preferred Stock as Exhibit C thereto), incorporated by reference to Exhibit 4.1 to the Company's Registration Statement on Form 8-A filed September 9, 1998
         99.1 Form of letter to stockholders, dated September, 1998, incorporated by reference to Exhibit 99.1 to the Company's Registration Statement on Form 8-A filed September 9, 1998






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